GOF P-3 06/10

SUPPLEMENT DATED JUNE 10, 2010

TO THE CURRENTLY EFFECTIVE PROSPECTUS OF EACH OF THE LISTED FUNDS

TEMPLETON GLOBAL BOND FUND

TEMPLETON INTERNATIONAL BOND FUND

(series of Templeton Income Trust)

The Prospectus is amended as follows:

The first paragraph of the "Main Risks – Credit - Lower-rated securities" section on page 10 is amended as follows:

Lower-rated securities. Securities rated below the top four ratings, sometimes called "junk bonds," generally have more credit risk than higher-rated securities, and have greater potential to become distressed or to default.

Please keep this supplement for future reference.